Deferred revenue	12 Months Ended
Aug. 31, 2023
Deferred Revenue
Deferred revenue

10.	Deferred revenue

On August 11, 2022, the Company entered into a $5 million prepaid Gold Doré Purchase Agreement (“Agreement”) with OCIM Metals and Mining S.A. (“OCIM”). The Agreement requires funds to be made available to the Company in two tranches. The Company drew down the first tranche of $2.5 million in exchange for delivering 434 ounces of gold per quarter, commencing February 2023, for a total of 1,735 ounces of gold over four quarters. On July 11, 2023, the Company drew $1.0 million from the second tranche of the Agreement in exchange for delivering 46.4 ounces of gold per month, commencing October 2023, for a total of 603 ounces of gold over 13 months. Subsequent to August 31, 2023, the Company drew an additional $1.5 million from the second tranche of the Agreement in exchange for delivering 878.6 ounces of gold.

The Agreement has been accounted for as a contract in accordance with IFRS 15, Revenue from Contracts with Customers. As the total amount paid up-front by OCIM for the future deliveries of gold differs from the stand-alone selling price of the gold, the Company concluded the Agreement contains a significant financing component (“SFC”). Gold deliveries due in connection with the up-front payment are recorded in revenue based on the gold spot price originally established at the time of each advance, being the estimated stand-alone selling price of gold deliveries as determined at inception (after separating the SFC). The outstanding deferred revenue liability will accrue interest reflecting the cost of financing.

Amount
As at August 31, 2021	$-
Drawdown	2,500
Deferred transaction costs	(15)
As at August 31, 2022	$2,485
Drawdown	1,000
Accretion of deferred revenue	454
Transaction costs expensed	15
Revenue recognized	(2,227)
As at August 31, 2023	$1,727

	For the year ended August 31,
	2023	2022
Current portion of deferred revenue	$1,549	$1,864
Deferred revenue	178	621
Balance at end of year	$1,727	$2,485